Exhibit 10.23

                          Securities Purchase Agreement









                          SECURITIES PURCHASE AGREEMENT


                                     between


                       MULTI-LINK TELECOMMUNICATIONS, INC.



                                       and


                           GLENAYRE TECHNOLOGIES, INC.







                            Dated as of June 30, 2000

                          SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT, dated as of June 30, 2000, is between MULTI-LINK TELECOMMUNICATIONS, INC., a Colorado corporation (the "Company"), and GLENAYRE TECHNOLOGIES, INC., a Delaware corporation (the "Purchaser").

                              Statement of Purpose

     The Company proposes to issue to the Purchaser shares of its common stock and warrants to purchase its common stock on the terms and conditions described herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                           DEFINITIONS; CONSTRUCTION

     SECTION 1.1 Definitions

     As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

     "Affiliate" means, with respect to any Person, any other Person (1) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (2) directly or indirectly owning or holding 25% or more of the equity interest in such Person; provided, that in no event shall the Purchaser (or any Affiliate of the Purchaser) be deemed to be an Affiliate of the Company. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement" means this Securities Purchase Agreement, as amended or supplemented from time to time.

     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Colorado are authorized or required by law or executive order to close.

     "Capital Stock" means, with respect to the Company, the Common Stock, the $.01 par value Preferred Stock and any and all other capital stock of the Company.

     "Closing" means the issuance and purchase of the Securities and the consummation of the other Transactions as described in Section 2.02.

     "Closing Date" has the meaning set forth in Section 2.02.

     "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

     "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

     "Common Stock" means (1) the no par value common stock of the Company, as described in the Company Charter Documents, (2) any other class of capital stock hereafter authorized having the right to share in distributions either of earnings or assets without limit as to amount or percentage and (3) any other capital stock into which such Common Stock is reclassified or reconstituted.

     "Company Charter Documents" means the Articles of Incorporation and Bylaws of the Company, as in effect on the date hereof, and as amended or supplemented from time to time in accordance with the provisions hereof and thereof.

     "Contractual Obligation" means, as to any Person, any provision of any securities issued by such Person or of any indenture or credit agreement or any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or to which it may be subject.

     "Environmental Laws" means any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities (including common law), relating to the protection of human health or the environment, including requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

     "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (1) violation of any Environmental Law,
(2) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (3) exposure to any Hazardous Materials,
(4) the release or threatened release of any Hazardous Materials into the environment or (5) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

     "Financial Statements" has the meaning set forth in Section 5.12.

     "GAAP"  means  generally  accepted  accounting   principles  applied  on  a
consistent basis.

     "Glenayre  Electronics"  means  Glenayre  Electronics,   Inc.,  a  Colorado
corporation and wholly owned subsidiary of the Purchaser.

     "Governmental Approvals" means all authorizations, consents, approvals, licenses, registrations and filings with, and reports to, all Governmental Authorities.

     "Governmental Authority" means any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

     "Hazardous Materials" means any substances or materials (1) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any Environmental Law, (2) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (3) the presence of which require investigation or remediation under any Environmental Law, (4) the discharge or emission or release of which requires a permit or license under any Environmental Law or other governmental approval, (5) which are deemed by a Governmental Authority to pose a health or safety hazard to persons or neighboring properties, (6) which are materials consisting of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (7) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

     "Material Adverse Effect" means a material adverse change in or effect upon
(1) the business, assets, properties, results of operation or condition (financial or otherwise) of the Company or (2) the ability of the Company to




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perform its  obligations,  or of the Purchaser to enforce its rights,  under the
Transaction Documents.

     "Person"  means  any   individual,   partnership,   joint  venture,   firm,
corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

     "Preemptive Rights" means any preemptive or other similar rights (whether created by contract or any Requirement of Law) applicable at any time to the Company or any of its Subsidiaries.

     "Purchase Order" means a Purchase Order for the purchase of equipment by the Company from Glenayre Electronics, a copy of which is attached hereto as
Exhibit 1.

     "Registration Rights Agreement" means the Registration Rights Agreement between the Company and the Purchaser in the form of Exhibit 2 hereto.

     "Requirement of Law" means, with respect to a Person, any law, treaty, rule, regulation, right, privilege, qualification, license or franchise or final and nonappealable determination of an arbitrator or a court or other Governmental Authority or any other judicial or government restriction, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any of the Transactions.

     "SEC Documents" has the meaning set forth in Section 5.13.

     "Securities" has the meaning set forth in Section 2.01.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

     "Shares" has the meaning set forth in Section 2.01.

     "Subsidiary" means (1) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is at the time owned by the Company directly or indirectly through other Subsidiaries of the Company, and
(2) any partnership, association, joint venture or other entity in which the Company directly or indirectly through its Subsidiaries has more than 50% of the equity interests at any time.

     "Transactions" means the sale and purchase of the Securities and the other transactions contemplated by this Agreement and the other Transaction Documents.

     "Transaction   Documents"   means,   collectively,   this  Agreement,   the
Registration Rights Agreement, the Purchase Order and the Volume Purchase Agreement.

     "Volume Purchase Agreement" means the Volume Purchase Agreement between Glenayre Electronics and the Company in the form of Exhibit 3 hereto. Warrant" has the meaning set forth in Section 2.01.

     SECTION 1.2 Construction; Accounting Terms. Unless the context otherwise requires, "or" is not exclusive, and references to Sections refer to Sections of this Agreement. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. References to "include" or "including" mean include or including without limitation. All accounting terms used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with GAAP.



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


                                   ARTICLE II

                         PURCHASE AND SALE OF SECURITIES

     SECTION 2.1 Purchase and Sale of Securities

     Subject to the terms and conditions set forth in this Agreement, and in reliance upon the representations and warranties set forth below, on the Closing Date, the Purchaser shall purchase from the Company, at and for an aggregate, combined purchase price of $1,000,000 (the "Purchase Price"), and the Company shall issue and sell to the Purchaser: (1) 104,439 shares of Common Stock (the "Shares") and (2) a Common Stock Purchase Warrant in the form of Exhibit 4 hereto, exercisable for 100,000 shares (the "Warrant"). The Shares and the Warrant are collectively referred to in this Agreement as the "Securities".

     SECTION 2.2 Closing

     (a) Subject to the terms and conditions of this Agreement, the Closing shall be held contemporaneously with the execution and delivery of this Agreement (the "Closing Date").

     (b) At the Closing, the Company shall:

          (1) deliver to the Purchaser (A) evidence that the Company's stock transfer agent has been given an irrevocable instruction to deliver to the Purchaser certificates for the Shares and (B) the Warrant;

               (2) execute and deliver to the Purchaser the Volume Purchase Agreement;

               (3) execute and deliver to the Purchaser the Purchase Order and pay to Glenayre Electronics the sum of $800,000, as a credit to Glenayre against the Purchase Price; and

               (4) execute and deliver to the Purchaser the Registration Rights Agreement.

     (c) At the Closing, the Purchaser shall:

               (1) pay to the Company the balance of the Purchase Price ($200,000) after the credit pursuant to Section 2.02(b)(3) by wire transfer of immediately available funds;

               (2) deliver to the Company the Volume Purchase Agreement, duly executed by Glenayre Electronics;

               (3) deliver to the Company the Purchase Order, duly acknowledged by Glenayre Electronics; and

               (4) execute and deliver to the Company the Registration Rights Agreement.

                                   ARTICLE III

                          CONDITIONS TO THE OBLIGATION
                            OF THE PURCHASER TO CLOSE

     The obligation of the Purchaser to purchase the Securities, to pay the Purchase Price at the Closing and to perform its other obligations hereunder shall be subject to the satisfaction as determined by the Purchaser of the following conditions:



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     SECTION 3.1 No Adverse Proceedings

     No action, suit or proceeding before any Governmental Authority shall have been commenced, no investigation by any Governmental Authority shall have been commenced, and no action, suit or proceeding by any Governmental Authority shall have been threatened against any of the parties to this Agreement, seeking to restrain, prevent or challenge the Transactions or questioning the validity or legality of any of the Transactions or seeking damages in connection with any of the Transactions. SECTION 3.2 Good Standing Certificates The Purchaser shall have received certificates as of a recent date as to the existence, qualification and good standing of the Company under the laws of the State of Colorado.

     SECTION Section 3.3 Secretary's Certificate

     The Purchaser shall have received a certificate, dated the Closing Date and signed by the Secretary of the Company certifying (1) that the attached copies of the Articles of Incorporation and Bylaws of the Company and resolutions of the Board of Directors of the Company approving this Agreement, the Other Transaction Documents and the Transactions, are all true, complete and correct and remain unamended and in full force and effect and (2) as to the incumbency and specimen signature of each officer of the Company executing this Agreement and the other Transaction Documents to which the Company is a party.

     SECTION 3.4 Purchase Permitted by Applicable Laws

     The acquisition of and payment for Securities and the consummation of the Transactions (1) shall not be prohibited by any Requirement of Law and (2) shall not subject the Purchaser to any penalty under or pursuant to any Requirement of Law.

     SECTION 3.5 Consents and Approvals

     All consents, exemptions, authorizations or other actions by, or notices to, or filings with, Governmental Authorities and other Persons under any Contractual Obligations of the Company required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement and the other Transaction Documents to which the Company is a party shall have been obtained and be in full force and effect, and the Purchaser shall have been furnished with appropriate evidence thereof, and all waiting periods shall have lapsed without extension or the imposition of any conditions or restrictions.

     SECTION 3.6 Legal Opinion

     The Purchaser shall have received the legal opinion of Faegre & Benson LLP, counsel to the Company, addressing the matters set forth in Exhibit 5 hereto.

                                   ARTICLE IV

                          CONDITIONS TO THE OBLIGATION
                             OF THE COMPANY TO CLOSE

     The obligations of the Company to issue and sell to the Purchaser the Securities and to perform its other obligations hereunder shall be subject to the satisfaction as determined by the Company of the following conditions:

     SECTION 4.01 Issuance Permitted by Applicable

     Laws The issuance of the Securities by the Company hereunder and the consummation of the Transactions shall not be prohibited by any Requirement of Law.

     SECTION 4.02 CONSENTS AND APPROVALS

     All consents, exemptions, authorizations or other actions by, or notices to, or filings with, Governmental Authorities and other Persons under any Contractual Obligations of the Purchaser required in connection with the execution, delivery or performance by the Purchaser or enforcement against the




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Purchaser of this Agreement and the other Transaction  Documents shall have been obtained and be in full force and effect, and the Company shall have been furnished with appropriate evidence thereof, and all waiting periods shall have lapsed without extension or the imposition of any conditions or restrictions.

     SECTION 4.03 No Adverse Proceedings

     No action, suit or proceeding before any Governmental Authority shall have been commenced, no investigation by any Governmental Authority shall have been commenced, and no action, suit or proceeding by any Governmental Authority shall have been threatened against any of the parties to this Agreement seeking to restrain, prevent or challenge the Transactions or questioning the validity or legality of any of the Transactions or seeking damages in connection with any of the Transactions.

                                    ARTICLE V

                               REPRESENTATIONS AND
                            WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Purchaser as follows:

     SECTION 5.01 Corporate Existence and Power

     The Company (1) is a corporation duly organized, validly existing and in good standing under the laws of Colorado, (2) has all requisite corporate power and authority to own and operate its property, to lease the property it leases and to conduct the business in which it is currently, or is currently proposed to be, engaged, and (3) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.

     SECTION 5.02 Corporate Authorization; No Contravention

     (a) The execution, delivery and performance by the Company of this Agreement and each other Transaction Document to which it is a party, including the issuance by the Company of the Securities, (1) have been duly authorized by all necessary corporate action, (2) do not contravene the terms of the Company Charter Documents, and (3) will not violate, conflict with or result in any breach or contravention of any Contractual Obligation or any Requirement of Law.

     (b) Except to the extent that the failure to do so (individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect, each of the Company and its Subsidiaries (1) has all Governmental Approvals required under any Requirement of Law for it to conduct its business, each of which is in full force and effect, (2) is in compliance with each Governmental Approval applicable to it and in compliance with all other Requirements of Law relating to it or any of its respective properties and (3) has timely filed all material reports, documents and other materials required to be filed by it under any Requirement of Law with any Governmental Authority.

     SECTION 5.03 Governmental Authorization; Third Party Consents

     No Governmental Approval and no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any other Person, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement, the other Transaction Documents or the Transactions.

     SECTION 5.04 Binding Effect

     This Agreement and the other Transaction Documents to which the Company is a party have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by
general   principles  of  equity  relating  to   enforceability.



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     SECTION 5.05 Capitalization.

     (a) The authorized Capital Stock of the Company consists solely of (1) 20,000,000 shares of Common Stock, of which 3,937,508 shares are issued and outstanding and (2) 5,000,000 shares of $.01 par value Preferred Stock, of which no shares are issued. Each of the Securities, upon issuance thereof in accordance with the terms of this Agreement (1) have been duly authorized and validly issued, (2) will be fully paid and nonassessable and will not be subject to call and (3) will not have been issued in violation of, and will not be subject to, any Preemptive Rights.

     (b) Except for the Securities and as set forth on Schedule 5.05 hereto, (1) there are no outstanding subscriptions, warrants, options, calls, commitments or other rights or agreements to which the Company is bound or entitled to the benefit of relating to the issuance, sale, redemption, transfer or voting of any Capital Stock of the Company, (2) no shares of Capital Stock of the Company are reserved for any purpose and (3) no Person has any right or entitlement to any Capital Stock of the Company (including as the result of any Preemptive Rights).

     SECTION 5.06 Litigation; Environmental Matters.

     (c) There are no legal actions, suits, proceedings, claims or disputes pending, or to the knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against or affecting the Company or any of its Subsidiaries (1) which affects the legality, validity or enforceability of this Agreement or any other Transaction Document or which seeks to obtain damages or obtain relief as a result of, the Transactions or (2) which could reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order, decree or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any of the other Transaction Documents.

     (d) Except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries (1) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (2) has become subject to any Environmental Liability, (3) has received notice of any claim with respect to any Environmental Liability or (4) knows of any basis for any Environmental Liability.

     SECTION 5.07 No Default or Breach. Neither the Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect, which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect.








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     SECTION 5.08 Disclosure. This Agreement and any other document, certificate or statement furnished to the Purchaser by or on behalf of the Company do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading. There is no fact known to the Company which the Company has not disclosed to the Purchaser in writing which has had or could reasonably be expected to have a Material Adverse Effect.

     SECTION 5.09 Taxes. Each of the Company and its Subsidiaries has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all taxes required to have been paid by it, except (1) taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves or (2) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 5.10 Private Offering. No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Securities. Assuming the truth of the representations made in Article VI, no registration of the Securities pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws will be required by the offer, sale or issuance of the Securities pursuant to this Agreement.

     SECTION 5.11 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the Transactions or any other Transaction Document to which the Company is a party, based on any agreement, arrangement or understanding with the Company or any action taken by the Company.

     SECTION 5.12 Financial Statements. Schedule 5.12 hereto contains copies of the audited consolidated balances sheet as of September 30, 1999 and the unaudited interim consolidated balance sheet as of March 31, 2000 (the "Latest Balance Sheet") for the Company and its Subsidiaries, and the related audited consolidated statements (other than the unaudited interim consolidated statements for the period ending March 31, 2000) of operations, shareholders' equity and cash flows of the Company and its Subsidiaries for the fiscal periods then ended (collectively, the "Financial Statements"). The Financial Statements
(1) fairly present, in all material respects, the consolidated financial condition and the consolidated results of operations of the Company and its Subsidiaries as at the dates and for the periods indicated therein, (2) were based on the books and records of the Company and were prepared on a consistent basis for the Company, and (3) have been prepared in accordance with GAAP. Since March 31, 2000, there has been no material change in the condition, financial or otherwise, of the Company and its Subsidiaries as shown on the Latest Balance Sheet as of such date, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of the Company and each of its Subsidiaries ends on September 30 of each year.

     SECTION 5.13 SEC Documents. The Company has filed in a timely manner all documents that the Company was required to file with the Commission under Sections 13, 14(a) and 15(d) of the Exchange Act, since its initial public offering. As of their respective filing dates, all documents filed by the Company with the Commission (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of a material fact or omitted to state material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto.

     SECTION 5.14 Intellectual Property Matters. Each of the Company and its Subsidiaries owns or possesses rights to use all intellectual property rights which are required to conduct its business except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and neither the Company nor its Subsidiaries is liable to any Person for infringement under any Requirement of Law with respect to any such rights as a result of its business operation except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE VI

                               REPRESENTATIONS AND
                           WARRANTIES OF THE PURCHASER

     The Purchaser hereby represents and warrants to the Company as follows:

     SECTION 6.04 Authorization; No Contravention. The execution, delivery and performance by the Purchaser of this Agreement and the other Transaction
Documents to which the Purchaser is a party (1) are within the Purchaser's corporate power and authority and has been duly authorized by all necessary action, (2) does not contravene the terms of the Purchaser's Certificate of Incorporation or Bylaws and (3) will not violate, conflict with or result in any breach or contravention of any Contractual Obligation or any Requirement of Law.

     SECTION 6.05 Binding Effect. This Agreement and the other Transaction Documents to which the Purchaser is a party have been duly executed and delivered by the Purchaser and constitute the legal, valid and binding obligation of the Purchaser enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles relating to enforceability.

     SECTION 6.06 Accredited Investor; Purchase for Own Account. The Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act. The Securities are being acquired for its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the Securities Act or the securities laws of any state, without prejudice, however, to the rights of the Purchaser at all times to sell or otherwise dispose of all or any part of the Securities under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act. The Company has made available to the Purchaser, and its attorneys and accountants, any and all documents that the Purchaser has requested relating to the Securities (including the SEC Documents) and has provided answers to all of the Purchaser's questions concerning the Company and the Securities. The Purchaser understands that: (i) the Securities have not been registered under the Securities Act or the securities laws of any state, based upon the exemption from such registration requirements pursuant to Section 4(2) and/or Regulation D under the Securities Act; (ii) the Securities are and will be "restricted securities," as such term is defined in Rule 144 under the Securities Act; (iii) the Securities may not be sold or otherwise transferred unless they have been first registered under the Securities Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with the respect to said resale and transfer; and (iv) the certificates representing the Securities will bear a legend to the effect that the transfer of the Securities represented thereby is subject to the provisions hereof.

     SECTION 6.04 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby, or by any other Transaction Document to which the Purchaser is a party, based on any agreement, arrangement or understanding with the Purchaser or any action taken by the Purchaser.

     SECTION 6.05 Governmental Authorization; Third Party Consent. No Governmental Approval and no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any other Person in respect of any Requirement of Law, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by the Purchaser or enforcement against the Purchaser of this Agreement, the other Transaction Documents or the Transactions.


                                   ARTICLE VII

                        FINANCIAL INFORMATION AND NOTICES

     Until such time as the Securities are no longer held by the Purchaser, the Company hereby covenants and agrees with the Purchaser as follows:

     SECTION 7.07 Financial Statements and Other Information. The Company shall deliver to the Purchaser:

     (a) As soon as available, but in any event not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, the consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income, shareholders' equity and of cash flows of the Company and its Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter;

     (b) As soon as available and in any event within 90 days after the end of each fiscal year, (1) the consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income, stockholders' equity and cash flows for such fiscal year, and (2) a report with respect to the financial statements from the independent accounting firm selected by the Company to audit the Company's financial statements.

     (c) Promptly upon receipt thereof, copies of all significant reports submitted to the Company or any of its Subsidiaries by independent public accountants in connection with each annual, interim or special audit of the financial statements of the Company and its Subsidiaries made by such accountants, including the comment letter submitted by such accountants to management in connection with their annual audit.

     (d) Promptly upon their becoming available, copies of: (1) all financial statements, reports, notices and proxy statements sent or made available by the Company to its shareholders, (2) all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Company with any securities exchange or with the Commission or any governmental or private regulatory authority and (3) all press releases and other statements made available by the Company or any Subsidiary to the public concerning developments in the business of the Company or any Subsidiary.

     (e) With reasonable promptness, such other information and data with respect to the Company or any Subsidiary as from time to time may be reasonably requested by the Purchaser.

     (f) Promptly (but in no event later than 30 days after an officer of the Company obtains knowledge thereof) written notice of: (1) the commencement of all proceedings and investigations by or before any Governmental Authority (including any notice of violation of any Requirement of Law) and all actions and proceedings in any court or before any arbitrator against or involving the Company or any Subsidiary, in each case involving a claim or liability in excess of $250,000 and not fully covered by insurance, (2) any labor controversy that has resulted in or threatens to result in, a strike or other work action against the Company or any Subsidiary, (3) any attachment, judgment, levy or order exceeding $250,000 that could reasonably be expected to be assessed against the Company or any Subsidiary, and (4) any event, occurrence, condition, change, development or effect that, individually or in the aggregate, has resulted in, or could reasonably be expected to become or result in, a Material Adverse Effect.

     SECTION 7.08 Board of Directors Observation Rights

     (a) The Company shall provide the Purchaser the right to have one representative present (whether in person or by telephone, at the option of the Purchaser) at all meetings of the Board of Directors of the Company and all Committees of such Board (including its Audit Committee and Compensation Committee); provided, that (1) such representative shall not be entitled to vote at such meetings and (2) such representative shall not be entitled to attend that portion of meetings during which the Board of Directors or any Committee of such Board shall discuss (i) any matter which the Board of Directors or such Committee believes, in good faith, would represent a conflict of interest vis-a-vis the Purchaser, or (ii) any matter which, in the reasonable written opinion of the Company's counsel, is entitled to attorney/client privilege.

     (b) The Company shall provide the Purchaser with a notice of each meeting of the Board of Directors of the Company or its Committees as is distributed to its directors or members, as the case may be, in accordance with the Company Charter Documents together with all materials that are distributed to the directors or members, as the case may be, pertaining to such meeting.

     SECTION 7.09 Confidentiality The Purchaser shall hold any confidential information it may learn pursuant to this Agreement (the "Confidential Information") in strict confidence and safeguard such Confidential Inforamtion using procedures no less stringent than those used with respect to its own proprietary, confidential and private information of a similar nature. The Purchaser shall not use, disclose or make copies of such Confidential

Information without the prior written consent of the Company. The Purchaser acknowldeges that the Company is allowing access to the Confidential Information in reliance upon the Purchaser's promise of confidentiality.

                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

     Until such time as the Securities are no longer held by the Purchaser, the Company hereby covenants and agrees with the Purchaser that the Company shall cause each Subsidiary to:

     SECTION 8.01 Preservation of Corporate Existence and Related Matters. Preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business; and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except in each case to the extent that the failure to be or remain so qualified could not reasonably be expected to have a Material Adverse Effect.

     SECTION 8.02 Maintenance of Property. Protect and preserve all properties necessary and material to its business, including copyrights, patents, trade names and trademarks; maintain in good working order and condition (ordinary wear and tear excepted) all buildings, equipment and other tangible real and personal property necessary and material to its business.

     SECTION 8.03 Maintenance of Insurance. Maintain insurance with responsible insurance companies against such risks and in such amounts as are customarily maintained by similar businesses or as may be required by any Requirement of Law or any Contractual Obligation.

     SECTION 8.04 Payment of Taxes and Governmental Charges. Pay all material taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, provided that the Company may contest such taxes, assessments and other governmental charges in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

     SECTION 8.05 Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP consistently applied and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

     SECTION 8.06 Compliance With Laws and Obligations. Observe and remain in material compliance with all Requirements of Law and Contractual Obligations and maintain in full force and effect all Governmental Approvals, in each case applicable or necessary to the conduct of its business.

     SECTION 8.07 Visits and Inspections. Permit representatives of the Purchaser, from time to time during normal business hours and upon reasonable prior notice, to visit and inspect its books, records and files, including management letters prepared by independent accountants; and discuss with its principal officers and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

                                   ARTICLE IX

                                 INDEMNIFICATION

     SECTION 9.01 Indemnification. In addition to all other sums due hereunder or provided for in this Agreement, the Company shall indemnify and hold harmless the Purchaser and its Affiliates and its officers, directors, agents, employees, subsidiaries, partners and controlling persons (each, an "Indemnified Party") to the fullest extent permitted by law, from and against any and all losses, claims, damages, expenses (including reasonable fees, disbursements and other charges of counsel) or other liabilities (collectively, "Losses") resulting from or arising out of any breach of any representation or warranty, covenant or agreement of the Company, or any legal, administrative or other actions (including actions brought by the Company or any equity holders of the Company or derivative actions brought by any Person claiming through or in the Company's name), proceedings or investigations (whether formal or informal), based upon, relating to or arising out of the Transactions, or any Indemnified Party's role therein or in the Transactions. In connection with the obligation of the Company to indemnify for expenses as set forth above, the Company shall, upon presentation of appropriate invoices containing reasonable detail, reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel) as they are incurred by such Indemnified Party.

     SECTION 9.02 Notification. Each Indemnified Party under this Article IX will, promptly after the receipt of notice of the commencement of any action, investigation, claim or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Company under this Article IX, notify the Company in writing of the commencement thereof. In case any such action, claim or other proceeding shall be brought against any Indemnified Party and it shall notify the Company of the commencement thereof, the Company shall be entitled to assume the defense thereof at its own expense, with counsel reasonably satisfactory to the Indemnified Party. Notwithstanding the Company's election to appoint counsel to represent the Indemnified Parties in an action, each Indemnified Party shall have the right to employ separate counsel at its own expense. The Company agrees that it will not, without the prior written consent of the Purchaser, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Purchaser and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

                                    ARTICLE X

                                  MISCELLANEOUS

     SECTION 10.01 Survival. All of the representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement, any investigation by or on behalf of the Purchaser, acceptance of the Securities and payment therefor.

     SECTION 10.02 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, overnight courier service or personal delivery:

     (a) if to the Company:

         Multi-Link Telecommunications, Inc.
         4704 Harlan Street
         Suite 420
         Denver, Colorado 80212
         Attention:  Nigel V. Alexander
                     Chief Executive Officer
         Telecopy:   (303) 831-1988

     (b) if to Purchaser:

         Glenayre Technologies, Inc.
         5935 Carnegie Boulevard
         Charlotte, North Carolina 28209
         Attention:  Eric L. Doggett
                     President & CEO
         Telecopy:   (704) 553-7878

         With a copy to:

         Kennedy Covington Lobdell Hickman, L.L.P.
         Bank of America Corporate Center
         100 N. Tryon Street, 42nd Floor
         Charlotte, NC 28202-4006
         Attention:  Eugene C. Pridgen, Esq.
         Telecopy:   (704) 331-7598

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

     SECTION 10.03 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws, the Purchaser may assign any of its rights under this Agreement. The Company may not assign any of its rights under this Agreement without the prior written consent of the Purchaser. Except as provided in Article XI no Person other than the parties hereto and their successors and permitted assign is intended to be a beneficiary of any of the Transaction Documents.

     SECTION 10.04 Remedies Cumulative. No failure or delay on the part of the Company or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchaser at law, in equity or otherwise.

     SECTION 10.05 Determinations, Requests or Consents. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure of the Company from the terms of any provision of this Agreement, shall be effective
(1) only if it is made or given in writing and signed by the Company and the Purchaser, and (2) only in the specific instance and for the specific purpose for which made or given.

     SECTION 10.06 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 10.07 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 10.08 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

     SECTION 10.09 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     SECTION 10.10 Entire Agreement. This Agreement, together with the exhibits and schedules hereto and the other Transaction Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, and the other Transaction Documents, supersede all prior agreements and understandings between the parties with respect to such subject matter.

     SECTION 10.11 Expenses. The Company and the Purchaser shall each bear its own costs and expenses in connection with (1) the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents and the consummation of the Transactions and (2) any amendment, modification or waiver of any of the terms of this Agreement or the other Transaction Documents.

     SECTION 10.12 Publicity. Except as may be required by applicable law, none of the parties hereto shall issue a publicity release or announcement or otherwise make any public disclosure concerning this Agreement or the Transactions, without prior approval by the other party hereto (which approval will not be unreasonably withheld). If any announcement is required by law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon.

     SECTION 10.13 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                                        MULTI-LINK TELECOMMUNICATIONS, INC.

                                        By:
                                           -------------------------------------
                                           Nigel V. Alexander
                                           Chief Executive Officer


                                        GLENAYRE TECHNOLOGIES, INC.

                                        By:
                                           -------------------------------------
                                            Eric L. Doggett
                                            President & Chief Executive Officer